SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

      Date of Report (Date of earliest event reported): September 27, 2007


                                  CHATTEM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Tennessee                   0-5905                   62-0156300
   ----------------------     ---------------------     --------------------
         (State of            (Commission File No.)         (IRS Employer
       incorporation)                                     Identification No.)


               1715 West 38th Street, Chattanooga, Tennessee 37409
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Item 2.02.      Results of Operations and Financial Condition
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     On September 27, 2007, Chattem, Inc. (the "Company") issued a press release announcing financial results for the fiscal third quarter and nine months ended August 31, 2007 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein.

     The Press Release contains disclosure regarding net income and earnings per share, excluding certain identified items, for the Company's third fiscal quarter and nine month periods ended August 31, 2006 and 2007. The adjusted net income and adjusted earnings per share disclosures are non-GAAP financial measures (the "Operating Measures"). The Operating Measures exclude (i) for the third fiscal quarter and first nine months of fiscal 2007, employee stock option expenses under SFAS 123R and a loss on early extinguishment of debt; (ii) for the third fiscal quarter of 2006, employee stock option expenses under SFAS 123R and a net recovery related to the Dexatrim litigation; and (iii) for the first nine months of fiscal 2006, employee stock option expenses under SFAS 123R, a loss on early extinguishment of debt and a net recovery relating to the Dexatrim litigation.

     A reconciliation of each of the Operating Measures to the most comparable GAAP measurement for the fiscal third quarter and nine month periods ended August 31, 2006 and 2007 is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The Company considers disclosure of the Operating Measures to be meaningful information to an investor's understanding of the Company's operating performance and useful for comparison with prior period and forecasted net income and earnings per share. The Company believes that the Operating Measures improve and clarify an investor's understanding of the Company's financial and operational performance. Management of the Company uses this non-GAAP measure to analyze the Company's performance compared to forecasted and prior period results and for other internal purposes.

     The Press Release also contains disclosure regarding the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the third fiscal quarter and nine month period ended August 31, 2006 and 2007, which is a non-GAAP financial measure. A reconciliation of EBITDA to net income, the most directly comparable GAAP financial measure, is contained in the Company's unaudited consolidated statements of income attached to the Press Release.

     The Company considers EBITDA an important indicator of its operational strength and performance, including its ability to pay interest, service debt and fund capital expenditures. The Company believes that EBITDA provides investors with a useful measure of the Company's ongoing operating performance. Further, EBITDA is one measure used in the calculation of certain ratios to determine the Company's compliance with its existing credit facility. EBITDA is not a measurement of financial performance and liquidity under GAAP and should not be considered as an alternative to net income, income from operations or any performance measures derived in accordance with GAAP, or as an alternative to cash flows provided by operating, investing or financing activities as measures of liquidity.

     The  non-GAAP   financial   measures  used  by  the  Company  do  not  have
standardized meanings prescribed by GAAP and may not be comparable to similar measures for other companies.

     The information in this current report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.      Financial Statements and Exhibits.
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                (d)     Exhibits:

                        99.1    Press Release dated September 27, 2007

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 27, 2007                   CHATTEM, INC.


                                     By: /s/ Theodore K. Whitfield, Jr.
                                        ----------------------------------
                                             Theodore K. Whitfield, Jr.
                                             Vice President, General Counsel and
                                             Secretary

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Exhibit Description
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99.1                       Press Release dated September 27, 2007